Exhibit 10.5

SIGMATEL, INC.

FIRST AMENDMENT

TO

SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The First Amendment to Second Amended and Restated Investors’ Rights Agreement (the “Agreement”) is entered into as of November 17, 2000 by and between SigmaTel, Inc., a Texas corporation having its principal place of business at 2700 Via Fortuna, Suite 500, Austin, Texas 78746 (the “Company”) and Cirrus Logic, Inc., a Delaware corporation having its principal place of business at 4210 South Industrial Drive, Austin, Texas 78744 (“Cirrus”).

RECITALS

A.    The Company, Crystal Semiconductor Corporation (“Crystal”), and Cirrus have been parties to litigation in the United States District Court for the Western District of Texas, Civil Action No. A-99-CA-588-SS (“the Lawsuit”), in which Crystal and Cirrus alleged that SigmaTel (i) had infringed United States Patent No. 4,851,841 and (ii) had committed various state-law violations;

B.    Crystal, Cirrus, and the Company have signed a “Confidential Settlement and License Agreement” dated November 17, 2000 (the “Settlement Agreement”) to settle the lawsuit. Pursuant to a “Stock Purchase Agreement” dated November 17, 2000 entered into between Cirrus and the Company as required by the Settlement Agreement, the Company has issued to Cirrus 1,200,000 shares of SigmaTel Common Stock (the “Settlement Shares”);

C.    Pursuant to the terms of the Stock Purchase Agreement, the Company has agreed to grant registration rights to Cirrus with respect to (i) the Settlement Shares and (ii) additional shares of Common Stock (the “Warrant Shares”) which Cirrus might acquire pursuant to terms of a warrant (the “Warrant”) possibly to be issued to Cirrus by SigmaTel pursuant to Section 6.1 of the Stock Purchase Agreement.

D.    The Company has previously granted registration rights to certain of its shareholders pursuant to the terms of that certain Second Amended and Restated Investors’ Rights Agreement dated as of August 15, 2000, by and among the Company and the signatories thereto (the “Original Agreement”), a copy of which is attached hereto as Schedule A. The Company proposes to grant registration rights to Cirrus by amending the Original Agreement to add Cirrus as a party thereto for the purpose of registration rights only.

E.    The parties hereto wish to further amend the Original Agreement to clarify that the issuance of the Settlement Shares, the Warrant, and the Warrant Shares are not subject to the Right of First Offer under Section 3 of the Original Agreement.

AGREEMENT

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto amend the Original Agreement as follows:

1.    Cirrus Added as Party to Original Agreement.    The Original Agreement is hereby amended to add Cirrus as an “Investor” under Article 1 (labeled “Registration Rights”) and Article 4 (labeled “Miscellaneous”) of the Original Agreement only, on the same terms as other Investors under Article 1 and Article 4 of the Original Agreement and with the same force and effect as if Cirrus were originally a party thereto. Cirrus agrees and acknowledges that its rights under the Investors’ Rights Agreement are specifically limited to (i) registration rights under Article 1 of the Investors’ Rights Agreement and (ii) the miscellaneous provisions of Article 4 of the Investors’ Rights Agreement, and that it shall have no rights as an Investor or otherwise under Article 2 (labeled “Covenants of the Company” and Article 3 (labeled “Rights to Purchase Additional Shares”) of the Original Agreement. As an illustration of the effect of this paragraph, the Settlement Shares and the Warrant Shares shall be included among the class of “Registrable Securities,” and Cirrus shall be included among the class of “Holders,” under Article 1 of the Original Agreement.

2.    No Right of First Offer with Respect to the Settlement Shares, the Warrant, or the Warrant Shares.     The Original Agreement is hereby amended by adding a new subsection 3.1(d)(x) to the Original Agreement, reading as follows:

“(x) Shares to opposing parties as part of the settlement of pending or threatened litigation (including, without limitation, the settlement of Civil Action No. A-99-CA-558-SS pending in the United States District Court for the Western District of Texas, Austin Division, between the Company, Cirrus Logic, Inc., and Crystal Semiconductor Corporation), provided that such settlement is approved by the Board of Directors of the Company.”

3.    Consent.    Pursuant to Section 4.7 of the Investors’ Rights Agreement, this Amendment has been approved by written consent of the Holders holding at least two-thirds (2/3) of the Registrable Securities then outstanding, through their signature to this Amendment. Prior to the issuance of the Settlement Shares to Cirrus, there were approximately 35,852,124 shares of Registrable Securities under the Investors’ Rights Agreement, 27,539,291 of which were held by the entities signing signature pages to this Amendment.

4.    Counterparts; Facsimile Signature.    Each of the signatories to this Amendment may sign by facsimile and/or may sign a separate signature page to this Amendment, all of which together shall constitute one instrument.

5.    Defined Terms.    All capitalized terms not otherwise herein defined herein shall have the meanings ascribed to them in the Original Agreement.

6.    Original Agreement Remains in Effect.    Except as provided above, the Original Agreement shall remain unmodified and in full force and effect.

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Amendment as of the date first written above.

THE COMPANY: SIGMATEL, INC.

By:	/s/ TIMOTHY W. MARKISON
Timothy W. Markison, Vice President and General Counsel

Address:	2700 Via Fortuna, Suite 500 Austin, Texas 78746

CIRRUS LOGIC , INC.

By:	/s/ STEVEN D. OVERLY
Steven D. Overly, Senior Vice President, Human Resources and General Counsel

Address:	4210 South Industrial Drive Austin, Texas 78744

CTI Limited

By:	/s/ Ng Keh Long

Printed Name:	Ng Keh Long

Title:	Director

CTI II Limited

By:	/s/ Ng Keh Long

Printed Name:	Ng Keh Long

Title:	Director

SIGNATURE PAGE TO SIGMATEL, INC. FIRST AMENDMENT TO SECOND

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

BATTERY VENTURES V, L.P.

By:	/s/ KENNETH P. LAWLER

Printed Name:	Kenneth P. Lawler

Title:	General Partner

BATTERY VENTURES CONVERGENCE FUND, L.P.

By:	/s/ KENNETH P. LAWLER

Printed Name:	Kenneth P. Lawler

Title:	General Partner

BATTERY INVESTMENT PARTNERS V, LLC

By:	/s/ KENNETH P. LAWLER

Printed Name:	Kenneth P. Lawler

Title:	General Partner

SIGNATURE PAGE TO SIGMATEL, INC. FIRST AMENDMENT TO SECOND

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

Telesoft Partners IA, L.P.

By:	TeleSoft IA-GP, Inc.
Its:	General Partner

By:	/s/ ARJUN GUPTA
Printed Name:	Arjun Gupta
Title:	President of the General Partner

SIGNATURE PAGE TO SIGMATEL, INC. FIRST AMENDMENT TO SECOND

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT